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                                                                   EXHIBIT 10.23

                                   ADDENDUM

     This Addendum (the "Addendum") is entered into as of March 25, 1999 by and between Numerical Technologies, Inc., a California corporation ("NTI") and Zygo Corporation (fka "Technical Instrument Company") ("OEM").

     WHEREAS, NTI and OEM have entered into that certain OEM Software License Agreement, dated December 31, 1997 (the "Agreement"); and

     WHEREAS, NTI and OEM desire to amend the Agreement to extend the term of certain provisions of the Agreement as provided below; and

     WHEREAS, NTI has agreed that this Addendum will not be effective until the payment by OEM of all amounts due NTI pursuant to the Agreement:

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

     1.   DEFINED TERMS. All terms not otherwise defined herein shall leave the
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meaning ascribed to them in the Agreement.

     2.   SECTION 2.2 INDIRECT DISTRIBUTION LICENSE. Section 2.2 of the
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Agreement shall be amended such that NTI grants to OEM, for a period of one (1)
year from the date of this Addendum, a nontransferable, worldwide license to license to Other Vendors the right to reproduce, market and distribute directly to End-Users the TVS Software for use in the Field, solely as incorporated into a TVS System, pursuant and subject to all the terms and conditions provided for in the Agreement.

     3.   SECTION 7.1 TERM. The current Section 7.1 of the Agreement shall be
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superseded and replaced with the following:

          "7.1  Term. This Agreement shall commence upon the Effective Date and
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shall continue in force until March 31, 2001 unless terminated earlier under the terms of this Section 7 or extended as provided below in this Section 7.1. Technical Support and Update shall continue only for so long as OEM continues to pay the applicable fees therefor; provided, that NTI may discontinue such services to OEM at the end of any year for which OEM has paid such fees, so long as NTI gives OEM NINETY (90) days' prior written notice of its intention to discontinue such services. Unless earlier terminated under the terms of this
Section 7, OEM shall have the right to renew this Agreement for a period ending March 1, 2002, provided that OEM has paid for at least 100 copies of the TVS Software during the period commencing with March 1, 1999 and ending March 1, 2001. The parties will negotiate in good faith to attempt to reach a written agreement, at least sixty (60) days prior to termination of the one (1) year term as set forth in Section 2.2, to extend the term of the indirect distribution rights as granted in Section 2.2 for an additional period of one
(1) year beyond the one (1) year period. If the parties fail to reach such a written agreement at least sixty (60) days prior to
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termination of one (1) year term set forth in Section 2.2, the one (1) year period set forth in Section 2.2 shall not be extended."

     4.   PAYMENTS DUE. OEM acknowledges and agrees that this Addendum will not
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be effective, and NTI shall have no obligations under this Addendum or the
Agreement, unless OEM has paid all amounts due and payable to NTI pursuant to
Section 5 of the Agreement 50% (fifty percent) of which such payment must be received by NTI by March 31, 1999 and the remaining 50% (fifty percent) of which such payment must be received by NTI within thirty (30) days of the date of this Addendum.

     5.   MISCELLANEOUS.
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          (a)  Governing Law. This Addendum shall be governed by and interpreted
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in accordance with the laws of California without reference to conflict of laws principles.

          (b)  Full Force and Effect. Each and every provision of the Agreement
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shall remain in full force and effect, except as expressly amended in this
Addendum.

          (c)  Counterparts. This Addendum may be executed in counterparts, all
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of which, taken together, shall be regarded as one and the same instrument.

          (d)  Entire Agreement. This Addendum and the Agreement (including all
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exhibits), except as otherwise amended herein, constitute the entire agreement between the parties and supersede all previous agreements or understandings, whether oral or written, between the parties hereto with respect to the subject matter hereof, and no agreement or understanding varying or extending the same shall be binding upon either party hereto unless in a written document signed by both parties.
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         IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be signed by duly authorized officers or representatives as of the date first above written.

NUMERICAL TECHNOLOGIES, INC.                     ZYGO CORPORATION (TECHNICAL
                                                 INSTRUMENT COMPANY)

By: /s/ Yagyensh C. Pati                         By: /s/ J.B. Robinson
    --------------------                             -----------------

Name: Yagyensh C. Pati                           Name: J.B. ROBINSON
                                                       -------------
Title: President and CEO                         Title: PRESIDENT
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Date: March 25, 1999                             Date: APRIL 1/99
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